WEBSIDESTORY ANNOUNCES RECORD SECOND QUARTER 2005 RESULTS

Q2 Revenue Up 78% Over Last Year; Record Net Income

(SAN DIEGO, CA - July 28, 2005) WebSideStory, Inc. (Nasdaq: WSSI), a leading provider of on-demand digital marketing applications, today announced results of operations for the quarter ended June 30, 2005. Financial and operating highlights for the quarter include:

      - Signing over 115 new contracts for one or more components of the WebSideStory Active Marketing Suite, including significant contracts with Fox News, Adobe, Viacom, Guardian Newspapers, Bank of Hawaii, Victoria's Secret, and Cincinnati Bell;

      - Quarterly revenue of $9,412,000, an increase of approximately 78% over the $5,293,000 reported in the same period in 2004;

      - Quarterly net income of $1,284,000 and non-GAAP, pro forma net income (before stock-based compensation and amortization of intangibles) of $1,882,000, compared to losses of $(272,000) and $(48,000) over the same period in 2004, respectively;

      - Quarterly earnings per share of $0.07 and non-GAAP, pro forma earnings per share (before stock-based compensation and amortization of intangibles) of $0.10, compared to losses of $(0.06) and $(0.01) over the same period in 2004, respectively. Earnings per share included stock-based compensation expenses of approximately $337,000, or $0.02 per share, and amortization of intangibles of approximately $261,000, or $0.01 per share. All per share numbers are expressed on a weighted average diluted share basis;


      - Completing the acquisition of Avivo Corporation d.b.a. Atomz on May 4th, broadening the company's on-demand offerings into site search and web content management and greatly expanding its total addressable market; and

      - Holding inaugural classes of Digital Marketing University at the bi-annual ActiveInsights customer forum in April, with record attendance of over 350 customers and partners.

"We are pleased to announce another quarter of solid top line growth and increasing profitability," said Jeff Lunsford, chairman and CEO. "Our strategy of offering an integrated suite of digital marketing applications is being well received by the market, as evidenced by our signing over 115 new contracts and bringing these customers into the WebSideStory family. We are proud to have achieved these results while operating with discipline and reaching the important milestone of 20% net income margins before stock-based compensation and amortization of intangibles."

Financial Guidance

WebSideStory provides the following guidance (in millions except per share data):

                              Q3-05       Q4-05       Q1-06
Revenue (millions)        $11.0-11.3   $11.9-12.3  $12.7-13.5

Non-GAAP, pro forma earnings before stock-based compensation and amortization of intangibles per share
                          $0.11-0.12   $0.13-0.14

Stock-based compensation and amortization of intangibles
per share                 $(0.03)      $(0.03)

GAAP Earnings per share
                          $0.08-0.09   $0.10-0.11

Note on the Use of Non-GAAP Financial Measures

Some of the financial measures in this press release, including the guidance on future periods, are presented on a pro forma basis. These pro forma numbers are considered non-GAAP financial measures within the meaning of SEC Regulation G. WebSideStory believes that this presentation is useful to investors, because it describes the operating performance of the company and helps investors gauge the company's ability to generate cash flow, excluding some non-cash charges that are included in the most directly comparable measures calculated and presented in accordance with GAAP. Company management uses these non-GAAP measures as important indicators of the company's past performance and to plan and forecast performance in future periods. Investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP.

Conference Call and Webcast Information

Management will host a quarterly conference call and simultaneous webcast to discuss the results Thursday, July 28, 2005, at 1:30 p.m. Pacific Time. To participate in the call, investors should dial 866.700.6067 (domestic) or
617.213.8834 (international) ten minutes prior to the scheduled call. The passcode is 45831003. Additionally, a live audio-only webcast of the call may be accessed via the Internet at www.WebSideStory.com. An archived version of the webcast will also be available for at least twelve months, beginning two hours after completion of the call, at the same location.

Forward-Looking Statements

Statements in this press release that are not a description of historical facts are forward-looking statements. For example, statements about financial condition, possible or assumed future results of operations, growth opportunities, and plans and objectives of management are all forward-looking statements. You should not regard any forward-looking statement as a representation by WebSideStory that any of its plans will be achieved. Actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in WebSideStory's business. Such risks include, without limitation: WebSideStory's limited experience in an emerging market with unproven business and technology models; incurring higher than expected costs associated with integrating the operations of Atomz with those of WebSideStory; WebSideStory's reliance on its web analytics services for the majority of its revenue; the risk that sales of Atomz's services will not be as high as anticipated; the risks associated with integrating the operations and products of Atomz with those of WebSideStory; WebSideStory's recent achievement of profitability and the risk that it may not maintain its profitability; third-party claims of infringement of intellectual property subjecting us to high litigation costs, damages, or costly licenses; the highly competitive markets in which WebSideStory operates that may make it difficult for the company to retain customers; WebSideStory's customers failing to renew their agreements; WebSideStory's services becoming obsolete in a market with rapidly changing technology and industry standards, and the risk of incurring unanticipated or unknown losses or liabilities resulting from its acquisition of Atomz; and the other risks described in WebSideStory's filings with the Securities and Exchange Commission, including WebSideStory's annual report on Form 10-K for the year ended December 31, 2004 and quarterly report on Form 10-Q for the quarter ending March 31, 2005. Do not place undue reliance on these forward-looking statements, which speak only as of the date of this news release. All forward-looking statements are qualified in their entirety by this cautionary statement and WebSideStory undertakes no obligation to revise or update this news release to reflect events or circumstances after the date of this news release.

About WebSideStory

WebSideStory (Nasdaq: WSSI - News) is a leading provider of on-demand digital marketing applications. Its Active Marketing Suite includes web analytics, site search, web content management and keyword bid management. Enterprises worldwide use these services to measure and improve their online marketing performance. For more information, contact WebSideStory. Voice: 858 546-0040.
Fax: 858.546.0480. Address: 10182 Telesis Court, 6th Floor, San Diego, CA 92121. Web site: www.WebSideStory.com. HBX and Active Marketing Suite are trademarks and WebSideStory is a registered trademark of WebSideStory. Other trademarks belong to their respective owners.

Contact Information

For additional information, please contact: Thomas Willardson, CFO (858) 546-0040 ext. 387.

Financial Statements

WEBSIDESTORY, INC.                                                     THREE MONTHS ENDED                 SIX MONTHS ENDED
                                                                   ----------------------------    ----------------------------
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS                       JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
(in thousands, except share and per share data)                        2005            2004            2005            2004
                                                                   ------------    ------------    ------------    ------------
                                                                    Unaudited       Unaudited       Unaudited       Unaudited
Revenues
    Subscriptions                                                  $      8,995    $      5,262    $     15,941    $     10,228
    Advertising                                                             417              31             428             105
                                                                   ------------    ------------    ------------    ------------
       Total revenues                                                     9,412           5,293          16,369          10,333

Cost of revenues
    Cost of revenue                                                       1,579             788           2,577           1,538
    Stock-based compensation                                                 19               5              21              10
                                                                   ------------    ------------    ------------    ------------
       Total cost of revenues                                             1,598             793           2,598           1,548
                                                                   ------------    ------------    ------------    ------------

Gross profit                                                              7,814           4,500          13,771           8,785

Operating expenses
    Sales and marketing                                                   3,503           2,285           6,447           4,447
    Technology development                                                1,131             990           1,917           1,998
    General and administrative                                            1,408             828           2,561           1,535
    Amortization of intangibles                                             261              --             261              --
    Stock-based compensation (*)                                            318             219             498             486
                                                                   ------------    ------------    ------------    ------------
       Total operating expenses                                           6,621           4,322          11,684           8,466
                                                                   ------------    ------------    ------------    ------------

Income from operations                                                    1,193             178           2,087             319

    Interest expense                                                         (4)             (1)             (6)             (1)
    Interest income                                                         210              16             392              33
    Other expense                                                           (51)             --             (51)             --
                                                                   ------------    ------------    ------------    ------------

Income before provision for income taxes                                  1,348             193           2,422             351

Provision for income taxes                                                   64              (5)            117              25
                                                                   ------------    ------------    ------------    ------------

Net income                                                         $      1,284    $        198    $      2,305    $        326
                                                                   ------------    ------------    ------------    ------------

Accretion of discount on redeemable preferred stock                          --            (470)             --            (868)
                                                                   ------------    ------------    ------------    ------------

Net income (loss) attributable to common stockholders              $      1,284    $       (272)   $      2,305    $       (542)
                                                                   ============    ============    ============    ============

Net income (loss) per share attributable to common shareholders:

    Basic                                                          $       0.08    $      (0.06)   $       0.14    $      (0.12)
    Diluted                                                        $       0.07    $      (0.06)   $       0.13    $      (0.12)

Weighted average number of shares used in per share amounts

    Basic                                                            17,102,147       4,614,184      16,279,067       4,538,683
    Diluted                                                          18,458,741       4,614,484      17,702,131       4,538,683

-----------------------------
(*) Stock-based compensation

       Sales and marketing                                         $         54    $        110    $         88    $        122
       Technology development                                               171             (37)            173              23
       General and administrative                                            93             146             237             341
                                                                   ------------    ------------    ------------    ------------
                                                                   $        318    $        219    $        498    $        486
                                                                   ============    ============    ============    ============

WEBSIDESTORY, INC.
CONDENSED CONSOLIDATED BALANCE SHEET

                                                             JUNE 30,     DECEMBER 31,
(in thousands)                                                2005           2004
                                                              ----           ----
ASSETS                                                      Unaudited      Unaudited
Current assets
   Cash and cash equivalents                                $  13,357      $   5,710
   Restricted cash                                                807             --
   Investments                                                  7,204         16,323
   Accounts receivable, net                                     5,696          3,704
   Prepaid expenses and other current assets                    1,406            834
                                                            ---------      ---------
     Total current assets                                      28,470         26,571
   Property and equipment, net                                  2,100          1,884
   Investments                                                  9,410          8,676
   Goodwill                                                    26,690             --
   Intangible assets, net                                       7,109             --
   Other assets                                                   995            341
                                                            =========      =========
                                                            $  74,774      $  37,472
                                                            =========      =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities

   Accounts payable                                         $     837      $     307
   Accrued liabilities                                          2,929          2,083
   Deferred revenue                                            10,831          6,364
   Capital lease short term                                        94             18
   Note payable                                                    --             27
                                                            ---------      ---------
     Total current liabilities                                 14,691          8,799
   Deferred rent                                                  263            320
   Capital lease long term                                        134            100
   Other liabilities                                              105             54
                                                            ---------      ---------
     Total liabilities                                         15,193          9,273
                                                            ---------      ---------
Commitments and contingencies
Stockholders' equity
   Preferred stock, 10,000,000 shares authorized and no
   shares issued and outstanding
     at June 30, 2005 and December 31, 2004                        --             --
   Common stock, $0.001 par value; 75,000,000 shares
   authorized, 18,121,290 and 15,624,856
     shares issued and outstanding at June 30, 2005 and            18             16
     December 31, 2004, respectively

   Additional paid in capital                                 112,275         82,895
   Unearned stock-based compensation                           (1,035)          (779)
   Accumulated other comprehensive income                         232            281
   Accumulated deficit                                        (51,909)       (54,214)
                                                            ---------      ---------
     Total stockholders' equity                                59,581         28,199
                                                            ---------      ---------
                                                            $  74,774      $  37,472
                                                            =========      =========

RECONCILIATION OF GAAP NET INCOME (LOSS)                  Three months ended               Six months ended
                                                          ------------------               ----------------
ATTRIBITABLE TO COMMON STOCKHOLDERS                    June 30,         June 30,        June 30,        June 30,
TO NON-GAAP PRO FORMA NET INCOME (LOSS)                  2005            2004            2005            2004
                                                         ----            ----            ----            ----
     (in thousands)                                    Unaudited       Unaudited       Unaudited       Unaudited
   Net income (loss) attributable to
   common stockholders                                $     1,284     $     (272)     $     2,305     $     (542)

   Amortization of intangibles                                261             --              261             --

   Stock-based compensation                                   337            224              519            496
                                                      -----------     ----------      -----------     ----------

   Non-GAAP pro forma net income (loss)               $     1,882     $      (48)     $     3,085     $      (46)
                                                      -----------     ----------      -----------     ----------

RECONCILIATION OF GAAP EARNINGS (LOSS) PER SHARE
TO NON-GAAP PRO FORMA EARNINGS (LOSS) PER SHARE

   GAAP earnings (loss) per share attributable
   to common stockholders
     Basic                                            $      0.08     $    (0.06)     $      0.14     $    (0.12)
     Diluted                                          $      0.07     $    (0.06)     $      0.13     $    (0.12)

   Amortization of intangibles per                    $      0.01             $-      $      0.01             $-
   share

   Stock-based compensation per share                 $      0.02     $     0.05      $      0.03     $     0.11
                                                      -----------     ----------      -----------     ----------

   Non-GAAP Pro forma net income (loss) per share attributable to common stockholders:

     Basic                                            $      0.11     $    (0.01)     $      0.18     $    (0.01)
     Diluted                                          $      0.10     $    (0.01)     $      0.17     $    (0.01)

   Weighted-average number of shares used in per share amounts:

     Basic                                             17,102,147      4,614,184       16,279,067      4,538,683
     Diluted                                           18,458,741      4,614,484       17,702,131      4,538,683